                                 EXHIBIT 10(c)

                     PURCHASE AGREEMENT ASSIGNMENT [N630AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N630AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N630AS (aircraft N630AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N630AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N630AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                                     Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                             --------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N631AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N631AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N631AS (aircraft N631AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N631AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N631AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                                     Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N632AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N632AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N632AS (aircraft N632AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N632AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N632AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                                     Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N633AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N633AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N633AS (aircraft N633AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N633AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10. BINDING EFFECT. This Assignment shall bind and (subject to Section Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N633AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                          Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N634AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N634AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N634AS (aircraft N634AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N634AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10. BINDING EFFECT. This Assignment shall bind and (subject to Section Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N634AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                          Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N635AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N635AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N635AS (aircraft N635AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N635AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N635AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                          Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N636AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N636AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N636AS (aircraft N636AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N636AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N636AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V. Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                          Owner Trustee



                                        By:  /s/ Nancy M. Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------

                     PURCHASE AGREEMENT ASSIGNMENT [N637AS]


         This Assignment is entered into as of June 22, 1995 by Atlantic Southeast Airlines, Inc. ("Assignor") and First Security Bank of Utah, N.A., not in its individual capacity but solely as owner trustee under Trust Agreement [N637AS] ("Assignee").

         Assignor and Avions de Transport Regional ("ATR"), a "groupement d'interet economique" formed under the laws of France, are parties to the Purchase Agreement, which covers the sale of ATR-72-212 aircraft including aircraft N637AS (aircraft N637AS being the "Aircraft").

         ASSIGNOR AND ASSIGNEE agree as follows:

         1. DEFINITIONS. All terms used herein have the same meanings and usages as in Lease Agreement N637AS (the "Lease"), dated as of March 31, 1995, between Assignee, as lessor, and Antoine Finance Corporation, a Delaware corporation, as lessee.

         2. ASSIGNMENT; RIGHTS RESERVED. Assignor does hereby convey, sell, assign, transfer, and set over unto Assignee all Assignor's rights and interests in and to the Purchase Agreement as and to the extent that they relate to the Aircraft and the operation thereof, except to the extent reserved below, including in such assignment (a) all claims for damages in respect of the Aircraft arising as a result of any default by ATR under the Purchase Agreement, including all warranty, indemnity and guarantee provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, and (b) any and all rights of Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft; reserving to Assignor, however, (i) all Assignor's rights and interests in and to the Purchase Agreement to the extent that they relate to aircraft other than the Aircraft or to matters not in respect of any aircraft; (ii) all Assignor's rights to spare parts, assemblies, special tools, and items of equipment under the Purchase Agreement; (iii) any right to purchase or take title to the Aircraft; (iv) with respect to the Aircraft, so long, and only so long, as the Aircraft is subject to the Sublease and no event of default thereunder (a "Sublease Default") exists, (a) the right to demand, accept, and retain all rights in and to all property (other than the Aircraft), data, and service related to the Aircraft which ATR is obligated to provide or does provide pursuant to the Purchase Agreement, and (b) the right to obtain instructions, services, training, data, and demonstration and test flights related to the Aircraft pursuant to the Purchase Agreement; and (v) the right to maintain plant representatives at ATR's plant pursuant to the Purchase Agreement.

         3. ACCEPTANCE OF ASSIGNMENT. Assignee hereby accepts the assignment contained in Section 2 hereof upon the terms and conditions herein contained.

         4. RIGHTS OF ASSIGNOR IN ABSENCE OF SUBLEASE DEFAULT. (a) Notwithstanding the foregoing, but subject to Section 4(b) hereof, unless a Sublease Default shall exist, Assignee (1) hereby authorizes Assignor, on behalf of Assignee, to exercise in Assignor's name all rights and powers of the "Buyer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity, or guarantee or other provision of the Purchase Agreement and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee, or indemnity under the Purchase Agreement in respect of the Aircraft, and (2) shall, at Assignor's expense, cooperate with Assignor and take such actions as are necessary to enforce such rights and claims; except that Assignor may not enter into any change order or other amendment, modification, or supplement to the Purchase Agreement without the prior written consent of Assignee if such change order, amendment, modification, or supplement will adversely affect Assignee's interests in any material respect.

         (b) Notwithstanding this Assignment, all amounts that, as a result of this Assignment, ATR otherwise would be obligated to pay to Assignee with respect to the Aircraft, including refunds under the Purchase Agreement and amounts resulting from the enforcement of any warranty, guarantee, or indemnity thereunder or the enforcement or exercise of any right or power under the Purchase Agreement or hereunder ("Manufacturer's Payments"), will be payable to and retainable by Assignor unless and until ATR receives written notice that a Sublease Default exists, whereupon ATR will, until ATR receives written notice from Assignee that all Sublease Defaults have been cured or waived, make any and all such payments directly to Assignee.

         (c) If Assignee has notified ATR of a Sublease Default, Assignee will also, upon written notice from Assignor, give prompt written notice to ATR when such Sublease Default has been cured or waived.

         5. CERTAIN RIGHTS AND OBLIGATIONS OF THE PARTIES. (a) Anything herein contained to the contrary notwithstanding: (i) Assignor shall at all times remain liable to ATR under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (ii) Assignee's exercise of any of the rights assigned hereunder shall not release Assignor from any of its duties or obligations to ATR under the Purchase Agreement except to the extent that Assignee's exercise constitutes performance of such duties and obligations; and (iii) Assignee shall have no obligation or liability under the Purchase Agreement by reason of, or arising out of, this Assignment, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor under the Purchase Agreement (including any obligation to make payment).

         (b) Without in any way releasing Assignor from any of its duties or obligations under the Purchase Agreement, Assignor confirms for ATR's benefit that, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other goods and services delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and bind Assignee to the same extent as Assignor.

         (c) Nothing in this Assignment shall subject ATR to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect ATR's contract rights thereunder.

         (d) Effective at any time (and only so long as) a Sublease Default exists, Assignor hereby constitutes Assignee, and its successors and permitted assigns, as Assignor's true and lawful attorney, irrevocably (it being acknowledged that such appointment is coupled with an interest, namely Assignee's rights acquired and to be acquired hereunder), with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, compound, and give acquittance for any and all money and claims for money due and to become due under or arising out of the Purchase Agreement in respect of the Aircraft to the extent that such money and claims have been assigned by this Assignment and, for such period as Assignee may exercise such rights under this Assignment, to endorse any checks or other instructions or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which Assignee may deem to be necessary or advisable.

         (e) Upon the occurrence of a Sublease Default, Assignor shall promptly deliver a complete copy of the Purchase Agreement to Assignee.

         6. FURTHER ASSURANCES. Upon Assignee's written request, Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee reasonably requests in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

         7. ASSIGNOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Assignor represents and warrants that (a) assuming the enforceability of the Purchase Agreement in accordance with its terms as to ATR, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms, and (b) Assignor is not in default thereunder. Assignor further represents and warrants that Assignor has not assigned or pledged, and covenants that it will not assign or pledge, so long as this Assignment remains in effect, the whole or any part of the rights hereby assigned, to anyone other than Assignee.

         8. NO AMENDMENT OF PURCHASE AGREEMENT. Unless a material Sublease Default exists, Assignee shall not amend, modify, rescind, cancel, or terminate the Purchase Agreement insofar as it relates to the Aircraft and the operation thereof without Assignor's prior written consent.

         9. ASSIGNMENT. This Assignment may not be assigned by Assignee, other than as security pursuant to the Mortgage, without the prior written consent of Assignor and ATR (and such assignment pursuant to the Mortgage shall be permitted without Assignor's or ATR's consent).

         10.     BINDING EFFECT.  This Assignment shall bind and (subject to
Section 7 and 9 above) benefit Assignor, Assignee, and their successors and permitted assigns.

         11. NOTICE. Notice to the parties hereunder shall be given and become effective in the same manner as under the Participation Agreement.

         12. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the state of New York (excluding any conflict-of-laws rule that would apply the laws of any other jurisdiction).

         13. MISCELLANEOUS. (a) No provision of this Assignment may be changed, waived, discharged, or terminated orally, but only by written instrument signed by the parties hereto and the Loan Trustee.

         (b) The captions in this Assignment are for convenience of reference only, and are not a substantive part of this Assignment.

         (c) If at any time any provision of this Assignment is or becomes illegal, invalid, or unenforceable in any respect under the laws of any jurisdiction, the remainder of this Assignment shall not be affected or impaired thereby. Any provisions which are or become invalid, illegal, or unenforceable in whole or in part shall, insofar as reasonably possible, be implemented according to the spirit and purpose of this Assignment.

         (d)  This Assignment may be executed in separate counterparts.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Purchase Agreement Assignment [N637AS].


                                        ATLANTIC SOUTHEAST AIRLINES, INC.


                                        By: /s/ Ronald V.  Sapp
                                            ---------------------------------

                                        Title: Vice President-Finance
                                               ------------------------------

                                        FIRST SECURITY BANK OF UTAH, N.A., as
                                          Owner Trustee



                                        By:  /s/ Nancy M.  Dahl
                                            ---------------------------------

                                        Title: Assistant Vice President
                                               ------------------------------